UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

GREAT-WEST FUNDS, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS

GREAT-WEST FUNDS, INC.

Great-West Loomis Sayles Bond Fund (Initial Class)

Annual Report

December 31, 2012

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion

The Great-West Loomis Sayles Bond Fund performed well throughout an eventful 2012, withstanding widely fluctuating investor confidence levels caused by the European sovereign debt crisis concerns, global economic growth and political risks, and U.S. “fiscal cliff” fears, among other factors. The Fund’s Initial Class shares exceeded its benchmark index, the BofA Merrill Lynch Corporate/Government Index (the “Benchmark”), by approximately 10.94%, returning 16.03% (net-of-fees) versus 5.09% for the Benchmark, for the one-year period ending December 31, 2012. Outperformance in 2012 was largely attributable to strong security selection within investment grade bonds, out-of-Benchmark allocations to high yield bonds, non-US dollar securities, and convertibles, as well as an underweight to U.S. Treasuries. The Fund also outperformed its multisector peer group, as defined by Morningstar, which returned 11.69% for the calendar year. The multisector Fund has the flexibility to opportunistically invest in various fixed-income sectors including: investment grade corporate bonds, high yield bonds, as well as non-U.S. dollar and emerging market debt securities.

Throughout the first half of 2012, market volatility and investor confidence followed newspaper headlines and announcements. The first quarter relayed positive domestic economic data, strong corporate balance sheets, falling unemployment rates, and reduced concerns over the European debt crisis, all of which aided in a strong first quarter for the Fund. The second quarter announced weak U.S. economic data and threats of an economic slowdown in China. Concerns over European debt issues persisted, particularly in Greece, Italy and Spain, and escalating concerns over contagion effects contributed to the likelihood of sovereign downgrades. Global concerns negatively impacted the Fund in the second quarter, as a significant portion was allocated to non-U.S. dollar securities. Equity-sensitive convertible securities also had a negative effect on performance as the allocation mirrored the instability in the stock markets. An underweight to U.S. Treasuries detracted from performance while investors sought higher-quality assets during this volatile period.

The second half of the year was equally eventful and included several influential events and factors. Aggressive monetary policy announcements from major central banks in the third quarter caused the markets to rally upon announcements from the European Central Bank and the Federal Reserve. Both investment grade and high yield issues put forth strong showings as brisk new issuance and a third round of quantitative easing in the U.S. encouraged investors to seek yield and riskier investments. Although low on an absolute basis, interest rates have remained at historic norms on a relative basis. Sustained artificially low interest rates caused by central banks aided the credit sectors in the final quarter of 2012. The fourth quarter posted strong returns despite damaging effects from Hurricane Sandy, an immediate sell-off following the U.S. presidential election, and the threat of the “fiscal cliff.”

Overall, corporate fundamentals allowed investment grade and high yield bonds to deliver favorable performance in 2012, providing strong relative and absolute returns in financials, industrials, and utilities. In particular, financials had a significantly positive impact on excess returns. Another large contributor to 2012 performance came from an out-of-Benchmark allocation to high yield industrial bonds. An underweight position to US Treasuries assisted returns in most recent quarters as Treasuries generally underperformed higher beta securities. Foreign exposure through non-U.S. dollar securities, such as the Euro, New Zealand Dollar, Mexican Peso, Australian Dollar, and Norwegian Krone also aided returns for the year.

Looking forward, credit research and issue selection will remain of paramount importance in pursuing excess returns. Market volatility will likely be contingent on policy makers’ decisions and headlines and central banks should be a dominant player throughout 2013 as Europe and the U.S. continue to promote loose monetary policy. China and Europe, although less of a concern than in 2012, are expected to continue to be factors for impacting the markets over the next year. We will seek to continue to maintain a well-diversified portfolio as we look for opportunities to add investments with attractive prices and yields, while utilizing prudent security selection in our multisector approach.

The views and opinions in this report were current as of December 31, 2012 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Fund	BofA Merrill Lynch Corporate/Government Index
	10,000.00	10,000.00
2003	13,010.00	10,453.80
2004	14,438.50	10,887.84
2005	14,974.17	11,161.13
2006	16,636.30	11,589.71
2007	17,983.84	12,432.40
2008	14,074.15	13,048.05
2009	19,487.07	13,678.93
2010	21,975.11	14,613.20
2011	22,948.61	15,871.40
2012	26,627.27	16,679.25

Average Annual Total Returns for the Periods Ended December 31, 2012

	One Year	Five Years	Ten Years
Initial Class	16.03%	8.17%	10.29%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Moody’s Rating as of December 31, 2012

Moody’s Rating	% of Fund Investments
A1	0.57%
A2	2.68%
A3	1.27%
Aa2	3.48%
Aaa	24.91%
B1	4.26%
B2	2.97%
B3	5.68%
Ba1	7.45%
Ba2	0.80%
Ba3	3.50%
Baa1	3.99%
Baa2	6.93%
Baa3	13.39%
C	0.18%
Ca	0.02%
Caa1	2.40%
Caa2	1.17%
Caa3	0.04%
Withdrawn Rating	1.40%
Not Rated	5.96%
Common Stock	3.25%
Preferred Stock	1.22%
Short Term Investments	2.48%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (06/30/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (06/30/12 – 12/31/12)

Actual	$1,000.00	$1,079.10	$4.68

Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.55

*Expenses are equal to the Fund’s annualized expense ratio of 0.90% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 185/366 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.

GREAT-WEST LOOMIS SAYLES BOND FUND

Schedule of Investments

As of December 31, 2012

Principal Amount			Value

BONDS AND NOTES
Asset-Backed Securities — 0.10%
$ 436,931	Community Program Loan Trust Series 1987-A, Class A5
	4.50%, 04/01/2029	$	441,440

Basic Materials — 3.70%
	Alcoa Inc
140,000	5.87%, 02/23/2022		151,011
255,000	6.75%, 01/15/2028		275,765
	ArcelorMittal
935,000	6.13%, 06/01/2018		947,622
80,000	5.75%, 03/01/2021(a)(b)		79,771
895,000	7.25%, 10/15/2039(a)		841,300
3,170,000	7.00%, 03/01/2041(a)		2,940,175
	Georgia-Pacific LLC
110,000	7.38%, 12/01/2025		149,884
700,000	7.25%, 06/01/2028		916,515
90,000	8.88%, 05/15/2031		134,945
535,000	Hercules Inc
	6.50%, 06/30/2029		481,500
	Methanex Corp
3,675,000	6.00%, 08/15/2015		3,971,495
190,000	5.25%, 03/01/2022		210,733
	Momentive Specialty Chemicals Inc(c)
480,000	9.20%, 03/15/2021		427,200
2,220,000	7.88%, 02/15/2023		1,753,800
600,000	Rain CII Carbon LLC / CII Carbon Corp(d)
	8.25%, 01/15/2021		613,500
680,000	United States Steel Corp(b)
	7.50%, 03/15/2022		715,700
	Westvaco Corp
490,000	8.20%, 01/15/2030		646,522
685,000	7.95%, 02/15/2031		895,242

			16,152,680

Communications — 6.22%
	Alcatel-Lucent USA Inc
250,000	6.50%, 01/15/2028		188,125
4,875,000	6.45%, 03/15/2029		3,705,000
24,300,000	America Movil SAB de CV MXP, 6.45%, 12/05/2022		1,929,617
38,000	AT&T Inc(d)
	4.35%, 06/15/2045		38,171
170,000	Axtel SAB de CV(d)
	9.00%, 09/22/2019		90,100
950,000	Corning Inc
	7.25%, 08/15/2036		1,209,726
775,000	Embarq Corp
	8.00%, 06/01/2036		856,004
35,000	Intelsat Luxembourg SA
	11.25%, 02/04/2017		37,013
	Level 3 Financing Inc
110,000	9.38%, 04/01/2019		122,925
420,000	7.00%, 06/01/2020(d)		438,900
63,000	Motorola Solutions Inc
	6.63%, 11/15/2037		72,312

Principal Amount			Value

Communications — (continued)
	Portugal Telecom International Finance BV
$ 300,000	EUR, 5.63%, 02/08/2016	$	418,281
1,350,000	EUR, 5.00%, 11/04/2019		1,788,287
1,300,000	EUR, 4.50%, 06/16/2025		1,551,283
	Qwest Capital Funding Inc
250,000	6.50%, 11/15/2018		283,554
150,000	7.63%, 08/03/2021		164,406
1,960,000	6.88%, 07/15/2028		1,997,669
3,500,000	7.75%, 02/15/2031		3,665,830
	Qwest Corp
500,000	7.25%, 09/15/2025		579,361
45,000	6.88%, 09/15/2033		45,225
	Sprint Capital Corp
760,000	6.90%, 05/01/2019		828,400
1,649,000	6.88%, 11/15/2028		1,714,960
130,000	8.75%, 03/15/2032		158,925
606,000	Sprint Nextel Corp 6.00%, 12/01/2016		659,025
	Telecom Italia Capital SA
500,000	6.38%, 11/15/2033		503,750
540,000	6.00%, 09/30/2034		527,850
600,000	Telefonica Emisiones SAU GBP, 5.60%, 03/12/2020		1,018,289
225,000	5.13%, 04/27/2020		236,531
525,000	7.05%, 06/20/2036		567,000
1,300,000	UPC Holding BV(d) EUR, 6.38%, 09/15/2022		1,750,264

			27,146,783

Consumer, Non-cyclical — 3.63%
620,000	Boston Scientific Corp
	6.00%, 01/15/2020		723,201
285,000	Delhaize Group SA
	5.70%, 10/01/2040		267,138
1,300,000	DP World Ltd(d)
	6.85%, 07/02/2037		1,522,625
	HCA Inc
80,000	6.75%, 07/15/2013		82,000
45,000	5.75%, 03/15/2014		47,025
150,000	6.38%, 01/15/2015		162,188
150,000	7.19%, 11/15/2015		165,000
130,000	5.88%, 03/15/2022		141,375
1,875,000	5.88%, 05/01/2023		1,940,625
395,000	7.50%, 12/15/2023		403,888
575,000	8.36%, 04/15/2024		619,562
765,000	7.69%, 06/15/2025		782,212
1,115,000	7.58%, 09/15/2025		1,128,937
2,505,000	7.05%, 12/01/2027		2,411,062
725,000	7.50%, 11/06/2033		728,625
175,000	7.75%, 07/15/2036		178,063
265,000	Reynolds American Inc
	7.25%, 06/15/2037		347,503
760,000	RR Donnelley & Sons Co
	8.25%, 03/15/2019		767,600
425,000	Tenet Healthcare Corp
	6.88%, 11/15/2031		382,500
	United Rentals North America Inc
445,000	7.63%, 04/15/2022(d)		497,287

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST LOOMIS SAYLES BOND FUND

Schedule of Investments

As of December 31, 2012

Principal Amount		Value

Consumer, Non-cyclical — (continued)
$ 775,000	6.13%, 06/15/2023	$817,625
325,000	Valeant Pharmaceuticals International Inc(d)
	6.38%, 10/15/2020	348,563
1,240,000	VPI Escrow Corp(d)
	6.38%, 10/15/2020	1,329,900
35,000	Western Union Co
	6.20%, 06/21/2040	35,585

		15,830,089

Convertible Bonds — 7.35%
	Chesapeake Energy Corp
470,000	2.75%, 11/15/2035	449,438
1,795,000	2.50%, 05/15/2037(b)	1,615,500
1,725,000	2.25%, 12/15/2038	1,392,937
	Ciena Corp
2,010,000	0.88%, 06/15/2017	1,732,369
1,045,000	3.75%, 10/15/2018(d)	1,176,278
1,475,000	Ford Motor Co
	4.25%, 11/15/2016	2,337,875
160,000	Hologic Inc(e)
	0.40%, 03/01/2018	158,700
	Intel Corp
2,585,000	2.95%, 12/15/2035	2,680,322
6,090,000	3.25%, 08/01/2039	7,136,719
315,000	iStar Financial Inc
	3.00%, 11/15/2016	320,906
195,000	Jefferies Group Inc
	3.88%, 11/01/2029	193,172
3,665,000	Level 3 Communications Inc(c)
	7.00%, 03/15/2015	4,359,059
61,910	Liberty Interactive LLC
	3.50%, 01/15/2031	29,446
60,000	Meritor Inc(e)
	4.00%, 02/15/2019	44,888
	Micron Technology Inc
245,000	1.88%, 06/01/2014	242,856
3,835,000	1.88%, 08/01/2031	3,504,231
945,000	2.38%, 05/01/2032(d)	910,744
340,000	3.13%, 05/01/2032(d)	331,075
1,810,000	Old Republic International Corp(b)
	3.75%, 03/15/2018	1,883,531
570,000	Omnicare Inc
	3.75%, 12/15/2025	840,037
95,000	Trinity Industries Inc
	3.88%, 06/01/2036	106,222
565,000	Vertex Pharmaceuticals Inc
	3.35%, 10/01/2015	635,272

		32,081,577

Convertible Preferred Stock — 11.47%
625,000	American Axle & Manufacturing Inc(b)
	6.63%, 10/15/2022	634,375
607,610	Atlas Air 1998-1 Class B Pass Through Trust(f)
	7.68%, 01/02/2014	571,154

Principal Amount		Value

Convertible Preferred Stock — (continued)
$ 652,389	Atlas Air 1999-1 Class B Pass Through Trust(g)
	7.63%, 01/02/2015	$567,579
913,951	Atlas Air 1999-1 Class C Pass Through Trust(g)
	8.77%, 07/02/2012	703,742
208,552	Atlas Air 2000-1 Class B Pass Through Trust
	9.06%, 01/02/2014	202,296
2,000,000	Chrysler Group LLC / CG Co- Issuer Inc(b)
	8.25%, 06/15/2021	2,200,000
23,104	Continental Airlines 2000-2 Class B Pass Through Trust
	8.31%, 10/02/2019	24,606
199,444	Continental Airlines 2001-1 Class B Pass Through Trust
	7.37%, 12/15/2015	211,909
105,000	Continental Airlines 2012-1 Class B Pass Through Trust
	6.25%, 04/11/2020	111,300
645,000	Continental Airlines 2012-3 Class C Pass Thru Certificates(d)
	6.13%, 04/29/2018	646,213
1,071,639	Delta Air Lines 2007-1 Class A Pass Through Trust
	6.82%, 08/10/2022	1,196,164
751,436	Delta Air Lines 2007-1 Class C Pass Through Trust
	8.95%, 08/10/2014	778,638
256,913	Delta Air Lines 2009-1 Series B Pass Through Trust
	9.75%, 12/17/2016	287,743
	Dillard’s Inc
430,000	6.63%, 01/15/2018	465,475
500,000	7.88%, 01/01/2023	547,500
1,070,000	7.75%, 07/15/2026	1,126,175
850,000	Foot Locker Inc
	8.50%, 01/15/2022	954,507
	Ford Motor Co
155,000	6.50%, 08/01/2018	179,413
245,000	7.13%, 11/15/2025(b)	282,975
265,000	7.50%, 08/01/2026	314,688
50,000	6.63%, 02/15/2028	55,862
755,000	6.63%, 10/01/2028	871,919
1,970,000	6.38%, 02/01/2029	2,203,065
2,145,000	7.45%, 07/16/2031	2,724,150
1,440,000	7.40%, 11/01/2046	1,769,400
2,625,000	Ingram Micro Inc
	5.25%, 09/01/2017	2,850,734
	JC Penney Corp Inc
228,000	6.38%, 10/15/2036	171,000
25,000	7.40%, 04/01/2037	20,875
	K Hovnanian Enterprises Inc
80,000	6.25%, 01/15/2016	78,000
45,000	5.00%, 11/01/2021	38,250
1,925,000	Lennar Corp
	5.60%, 05/31/2015	2,050,125
	MGM Resorts International
50,000	7.63%, 01/15/2017	53,500

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST LOOMIS SAYLES BOND FUND

Schedule of Investments

As of December 31, 2012

Principal Amount		Value

Convertible Preferred Stock — (continued)
$ 365,000	8.63%, 02/01/2019(d)	$406,975
	New Albertsons Inc
580,000	7.75%, 06/15/2026	326,250
755,000	6.63%, 06/01/2028	402,038
4,715,000	7.45%, 08/01/2029	2,640,400
75,000	8.70%, 05/01/2030	43,500
1,240,000	8.00%, 05/01/2031	697,500
2,410,000	Owens & Minor Inc(c)
	6.35%, 04/15/2016	2,643,418
	PulteGroup Inc
695,000	6.38%, 05/15/2033	693,262
3,615,000	6.00%, 02/15/2035	3,361,950
645,000	Qantas Airways Ltd(d)
	6.05%, 04/15/2016	683,508
665,000	Toro Co(c)
	6.63%, 05/01/2037	698,123
2,125,000	Toys R Us Inc
	7.38%, 10/15/2018	1,933,750
401,785	UAL 2007-1 Pass Through Trust
	6.64%, 07/02/2022	431,919
1,786,496	UAL 2009-1 Pass Through Trust
	10.40%, 11/01/2016	2,056,614
684,029	US Airways 2011-1 Class A Pass Through Trust
	7.13%, 10/22/2023	769,532
1,405,000	US Airways 2012-1 Class A Pass Through Trust
	5.90%, 10/01/2024	1,531,450
2,475,000	US Airways 2012-1 Class B Pass Through Trust
	8.00%, 10/01/2019	2,642,062
2,185,000	US Airways 2012-1 Class C Pass Through Trust
	9.13%, 10/01/2015	2,253,281
975,000	US Airways 2012-2 Class A Pass Through Trust
	4.63%, 06/03/2025	992,062

		50,100,926

Diversified — 0.13%
570,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp(d)
	7.38%, 10/01/2017	585,675

Energy — 1.89%
1,272,719	Alta Wind Holdings LLC(d)
	7.00%, 06/30/2035	1,369,572
	Chesapeake Energy Corp
35,000	6.63%, 08/15/2020(b)	37,538
35,000	6.88%, 11/15/2020	37,931
940,000	Connacher Oil & Gas Ltd(d)
	8.50%, 08/01/2019	639,200
395,000	DCP Midstream LLC(d)
	6.45%, 11/03/2036	451,704
250,000	El Paso LLC
	7.80%, 08/01/2031	291,488

Principal Amount		Value

Energy — (continued)
$ 500,000	EQT Corp
	8.13%, 06/01/2019	$618,914
760,000	Halcon Resources Corp(d)
	8.88%, 05/15/2021	805,600
600,000	IFM US Colonial Pipeline 2 LLC(d)
	6.45%, 05/01/2021	663,091
210,000	Parker Drilling Co
	9.13%, 04/01/2018	224,175
1,040,000	Rockies Express Pipeline LLC(d)
	6.88%, 04/15/2040	936,000
1,060,000	SandRidge Energy Inc
	7.50%, 02/15/2023	1,134,200
295,000	Sidewinder Drilling Inc(d)
	9.75%, 11/15/2019	296,475
	White Pine Hydro LLC(c)
300,000	6.31%, 07/10/2017	298,199
455,000	6.96%, 07/10/2037	437,904

		8,241,991

Financial — 21.54%
100,000	AGFC Capital Trust I(a)(d)
	6.00%, 01/15/2067	61,250
	Ally Financial Inc
159,000	6.75%, 12/01/2014	171,720
255,000	3.13%, 01/15/2016	255,275
552,000	8.00%, 12/31/2018	645,840
869,000	8.00%, 11/01/2031	1,100,371
	American International Group Inc
80,000	5.45%, 05/18/2017	91,881
280,000	5.85%, 01/16/2018	331,015
1,000,000	Associates Corp of North America
	6.95%, 11/01/2018	1,204,600
	Bank of America Corp
800,000	5.49%, 03/15/2019	888,654
1,724,000	7.63%, 06/01/2019	2,205,980
450,000	5.00%, 05/13/2021	513,743
3,110,000,000	Barclays Bank PLC
	KRW, 3.68%, 08/20/2015	2,979,928
850,000	Camden Property Trust
	5.70%, 05/15/2017	978,320
	Citigroup Inc
4,010,000	NZD, 6.25%, 06/29/2017	3,509,969
100,000	EUR, 1.46%, 11/30/2017(a)	124,048
125,000	5.88%, 02/22/2033	132,479
22,000	5.85%, 12/11/2034	25,793
360,000	6.13%, 08/25/2036	392,356
135,000	Duke Realty LP
	5.95%, 02/15/2017	154,325
50,000	ERP Operating LP
	5.13%, 03/15/2016	55,763
2,125,000	Fidelity National Financial Inc
	5.50%, 09/01/2022	2,352,003
1,900,000	Forethought Financial Group Inc(d)
	8.63%, 04/15/2021	2,298,143
	General Electric Capital Corp
5,255,000	NZD, 6.50%, 09/28/2015	4,633,065
400,000	NZD, 6.75%, 09/26/2016	361,594
680,000	NZD, 5.50%, 02/01/2017	591,105

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST LOOMIS SAYLES BOND FUND

Schedule of Investments

As of December 31, 2012

Principal Amount			Value

Financial — (continued)
$ 1,600,000	Goldman Sachs Group Inc
	6.75%, 10/01/2037	$	1,813,323
	Hanover Insurance Group Inc
1,175,000	7.50%, 03/01/2020		1,392,925
1,560,000	6.38%, 06/15/2021		1,749,000
2,520,000	HBOS PLC(d)
	6.75%, 05/21/2018		2,712,150
	Highwoods Realty LP
2,640,000	5.85%, 03/15/2017		2,977,384
2,200,000	7.50%, 04/15/2018		2,654,432
	International Lease Finance Corp
395,000	5.63%, 09/20/2013		404,875
840,000	5.88%, 04/01/2019		885,359
620,000	6.25%, 05/15/2019		660,300
290,000	8.25%, 12/15/2020		345,825
1,325,000	5.88%, 08/15/2022		1,403,456
	iStar Financial Inc
288,000	8.63%, 06/01/2013		295,560
375,000	5.95%, 10/15/2013		382,969
105,000	5.70%, 03/01/2014		107,362
20,000	6.05%, 04/15/2015		20,100
270,000	5.88%, 03/15/2016		270,000
110,000	5.85%, 03/15/2017		107,800
575,000	7.13%, 02/15/2018		585,781
	Jefferies Group Inc
375,000	3.88%, 11/09/2015		387,187
840,000	5.13%, 04/13/2018		882,000
975,000	6.88%, 04/15/2021		1,092,000
705,000	6.45%, 06/08/2027		750,825
1,140,000	6.25%, 01/15/2036		1,179,900
1,000,000	KeyCorp Capital III
	7.75%, 07/15/2029		1,107,794
2,115,000	Lloyds TSB Bank PLC(d)
	6.50%, 09/14/2020		2,337,012
600,000	MBIA Insurance Corp(a)(d)
	14.00%, 01/15/2033		102,000
	Merrill Lynch & Co Inc
800,000	6.05%, 05/16/2016		880,686
50,000	EUR, 0.73%, 09/14/2018(a)		57,591
1,900,000	6.11%, 01/29/2037		2,073,945
245,000	MetLife Capital Trust X(d)
	9.25%, 04/08/2038		338,100
	MetLife Inc(a)
810,000	6.40%, 12/15/2036		866,073
1,355,000	10.75%, 08/01/2039		2,046,050
	Morgan Stanley
100,000	0.81%, 10/15/2015(a)		96,897
1,700,000	AUD, 7.63%, 03/03/2016		1,902,102
300,000	0.77%, 10/18/2016(a)		285,190
300,000	5.50%, 01/26/2020		336,538
3,200,000	5.50%, 07/24/2020		3,600,032
1,500,000	5.75%, 01/25/2021		1,713,052
2,550,000	4.88%, 11/01/2022		2,640,255
3,005,000	Mutual of Omaha Insurance Co(d)
	6.80%, 06/15/2036		3,527,636
600,000	Nationwide Mutual Insurance Co(d)
	6.60%, 04/15/2034		603,768
535,000	Penn Mutual Life Insurance Co(d)
	6.65%, 06/15/2034		597,130

Principal Amount			Value

Financial — (continued)
	ProLogis LP
$ 60,000	5.63%, 11/15/2015	$	66,204
50,000	5.75%, 04/01/2016		55,725
395,000	6.63%, 05/15/2018		477,091
2,253,000	Residential Capital LLC(g)
	9.63%, 05/15/2015		2,368,466
	Royal Bank of Scotland Group PLC(h)
70,000	EUR, 5.25%, Perpetual		68,235
905,000	EUR, 5.50%, Perpetual		912,645
	Royal Bank of Scotland PLC
50,000	EUR, 4.35%, 01/23/2017		67,603
400,000	EUR, 6.93%, 04/09/2018		595,899
50,000	EUR, 4.63%, 09/22/2021		62,366
100,000	Santander Financial Issuances Ltd
	7.25%, 11/01/2015		104,000
	Santander Issuances SAU(d)
300,000	5.91%, 06/20/2016		307,500
300,000	6.50%, 08/11/2019(a)		303,446
	SLM Corp
180,000	5.05%, 11/14/2014		188,939
100,000	5.00%, 04/15/2015		105,412
100,000	4.63%, 09/25/2017		102,375
3,725,000	8.45%, 06/15/2018		4,358,250
3,035,000	5.63%, 08/01/2033		2,814,962
700,000	Societe Generale SA(a)(d)(h)
	5.92%, Perpetual		644,007
	Springleaf Finance Corp
330,000	5.85%, 06/01/2013		335,362
170,000	5.40%, 12/01/2015		160,650
100,000	5.75%, 09/15/2016		90,500
900,000	6.50%, 09/15/2017		796,500
3,705,000	6.90%, 12/15/2017		3,315,975
	XL Group PLC
575,000	6.38%, 11/15/2024		691,139
725,000	6.25%, 05/15/2027		861,019

			94,085,854

Foreign Government Obligations — 22.78%
	Canadian Government Bond
13,620,000	CAD, 2.50%, 06/01/2015		14,125,940
3,625,000	CAD, 3.00%, 12/01/2015		3,826,275
7,880,000	CAD, 4.25%, 06/01/2018		9,078,517
605,000	City of Rome Italy
	EUR, 5.35%, 01/27/2048		641,716
16,400,000,000	Export-Import Bank of Korea(d)
	IDR, 6.60%, 11/04/2013		1,717,336
17,325,000	Inter-American Development Bank
	NZD, 6.00%, 12/15/2017		15,936,260
9,600,000	International Bank for Reconstruction & Development
	SGD, 1.43%, 03/05/2014		7,903,223
	Ireland Government Bond
3,275,000	EUR, 4.50%, 10/18/2018		4,495,430
1,450,000	EUR, 4.50%, 04/18/2020		1,913,885
200,000	EUR, 5.00%, 10/18/2020		270,698
3,150,000	EUR, 5.40%, 03/13/2025		4,226,044
	Italy Buoni Poliennali Del Tesoro
85,000	EUR, 5.25%, 11/01/2029		115,809

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST LOOMIS SAYLES BOND FUND

Schedule of Investments

As of December 31, 2012

Principal Amount			Value

Foreign Government Obligations — (continued)
$ 85,000	EUR, 5.75%, 02/01/2033	$	122,047
85,000	EUR, 5.00%, 08/01/2034		112,097
73,050,000	Mexican Bonos
	MXP, 8.00%, 12/07/2023		6,835,979
	New South Wales Treasury Corp
3,830,000	AUD, 5.50%, 08/01/2013		4,036,413
8,775,000	AUD, 6.00%, 02/01/2018		10,184,001
	Norway Government Bond
24,855,000	NOK, 6.50%, 05/15/2013		4,547,999
1,280,000	NOK, 5.00%, 05/15/2015		248,897
28,530,000	NOK, 4.25%, 05/19/2017		5,718,212
	Portugal Obrigacoes do Tesouro OT
175,000	EUR, 4.80%, 06/15/2020		205,006
590,000	EUR, 3.85%, 04/15/2021		633,706
350,000	EUR, 4.95%, 10/25/2023		390,909
45,000	EUR, 4.10%, 04/15/2037		39,269
300,000	Portugal Telecom International Finance BV
	EUR, 4.38%, 03/24/2017		401,547
1,630,222	Province of Alberta Canada
	CAD, 5.93%, 09/16/2016		1,782,837

			99,510,052

Industrial — 2.35%
1,095,000	Agilent Technologies Inc
	6.50%, 11/01/2017		1,323,682
1,650,000	APL Ltd(c)
	8.00%, 01/15/2024		1,526,250
1,550,000	Bombardier Inc(d)
	CAD, 7.35%, 12/22/2026		1,630,250
425,000	Cleaver-Brooks Inc(d)
	8.75%, 12/15/2019		438,813
	Masco Corp
1,000,000	7.75%, 08/01/2029		1,112,196
1,620,000	6.50%, 08/15/2032		1,675,702
386,000	Missouri Pacific Railroad Co(c)
	5.00%, 01/01/2045		331,960
865,000	Owens Corning
	7.00%, 12/01/2036		957,093
1,220,000	USG Corp
	6.30%, 11/15/2016		1,262,700

			10,258,646

Mortgage-Backed Securities — 0.05%
200,000	GS Mortgage Securities Corp II Series 2007-GG10 , Class AM(a)
	5.79%, 08/10/2045		193,604

Municipal Bonds and Notes — 1.10%
1,820,000	Michigan Tobacco Settlement Finance Authority(c)
	7.31%, 06/01/2034		1,523,777

Principal Amount			Value

Municipal Bonds and Notes — (continued)
$ 4,620,000	Tobacco Settlement Financing Corp(c)
	6.71%, 06/01/2046	$	3,287,453

			4,811,230

Technology — 0.25%
995,000	Amkor Technology Inc(d)
	6.38%, 10/01/2022		980,075
125,000	Freescale Semiconductor Inc
	8.88%, 12/15/2014		126,094

			1,106,169

U.S. Treasury Bonds and Notes — 4.57%
	United States Treasury Note/Bond
4,845,000	0.25%, 10/31/2014		4,846,134
4,845,000	0.13%, 12/31/2014		4,832,887
4,845,000	0.38%, 11/15/2015		4,849,545
5,465,000	0.25%, 12/15/2015		5,448,774

			19,977,340

Utilities — 2.88%
1,308,872	Bruce Mansfield Unit
	6.85%, 06/01/2034		1,363,845
920,000	Calpine Corp Escrow(i)(j)(k)
	0.00%, 07/15/2010		0
	EDP Finance BV
800,000	EUR, 4.75%, 09/26/2016		1,090,877
1,900,000	6.00%, 02/02/2018(d)		1,992,127
3,800,000	4.90%, 10/01/2019(d)		3,764,983
1,900,000	Enel Finance International NV(d)
	6.00%, 10/07/2039		1,839,859
1,548,000	Energy Future Intermediate Holding Co LLC / EFIH Finance Inc(d)
	11.25%, 12/01/2018		1,478,340
75,000	Iberdrola Finance Ireland Ltd(d)
	3.80%, 09/11/2014		77,035
	NGC Corp Capital Trust I Escrow(i)(j)(k)
180,000	0.00%, 05/15/2018		0
415,000	0.00%, 10/15/2026		0
1,250,000	Texas Competitive Electric Holdings Co LLC / TCEH Finance Inc(d)
	11.50%, 10/01/2020		978,125

			12,585,191

TOTAL BONDS AND NOTES — 90.01% (Cost $351,650,335)		$	393,109,247

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST LOOMIS SAYLES BOND FUND

Schedule of Investments

As of December 31, 2012

Shares			Value

COMMON STOCK
Basic Materials — 0.82%
26,521	PPG Industries Inc	$	3,589,617

			3,589,617

Communications — 0.15%
51,679	Corning Inc		652,189

Consumer, Non-cyclical — 1.94%
84,901	Valeant Pharmaceuticals International Inc (l)		5,074,533
81,282	Vertex Pharmaceuticals Inc (l)		3,408,967

			8,483,500

Energy — 0.16%
42,007	Chesapeake Energy Corp (b)		698,156

Industrial — 0.13%
26,029	Owens-Illinois Inc (l)		553,637

Utilities — 0.12%
28,384	Dynegy Inc (b)(l)		542,986

TOTAL COMMON STOCK — 3.32% (Cost $10,068,776)		$	14,520,085

PREFERRED STOCK
Convertible Preferred Stock — 1.20%
99,730	General Motors Co (b)		4,400,586
17,850	Goodyear Tire & Rubber Co		837,276

			5,237,862

Convertible Preferred Stock — 0.47%
6,004	AES Trust III		299,637
2,130	Lucent Technologies Capital Trust I		1,757,250

			2,056,887

Energy — 0.45%
1,015	Chesapeake Energy Corp (b)		78,817
30,000	El Paso Energy Capital Trust I		1,646,250
2,411	SandRidge Energy Inc (l)		247,429

			1,972,496

Financial — 0.89%
1,513	Ally Financial Inc (d)		1,486,002
1,484	Bank of America Corp		1,684,340
3,200	Health Care REIT Inc		182,900

Shares			Value

Financial — (continued)
10,955	SLM Corp	$	528,250

			3,881,492

Utilities — 0.21%
10	MDU Resources Group Inc		1,001
2,180,000	NGC Corp Capital Trust I (i)(k)(l)		0
25,000	Southern California Edison Co (b)		605,000
3,600	Union Electric Co		338,400

			944,401

TOTAL PREFERRED STOCK — 3.22% (Cost $12,263,151)		$	14,093,138

Principal Amount

SECURITIES LENDING COLLATERAL
$ 70,112	Undivided interest of 3.51% in a repurchase agreement (principal amount/value $2,001,943 with a maturity value of $2,001,961) with HSBC Securities (USA) Inc, 0.16%, dated 12/31/12, to be repurchased at $70,112 on 1/2/13, collateralized by various U.S. Government Agency Securities, 0.00% - 9.38%, 1/15/13 - 3/17/31, with a value of $2,041,993.	$	70,112

3,299,387	Undivided interest of 4.78% in a repurchase agreement (principal amount/value $69,100,000 with a maturity value of $69,100,691) with RBC Capital Markets Corp, 0.18%, dated 12/31/12, to be repurchased at $3,299,387 on 1/2/13, collateralized by various U.S. Government Agency Securities, 2.00% - 4.50%, 10/1/32 - 1/1/43, with a value of $70,482,000.		3,299,387

3,299,387	Undivided interest of 6.12% in a repurchase agreement (principal amount/value $54,000,000 with a maturity value of $54,000,750) with Goldman Sachs & Co, 0.25%, dated 12/31/12, to be repurchased at $3,299,387 on 1/2/13, collateralized by various U.S. Government Agency Securities, 2.50% - 5.00%, 10/1/25 - 12/1/42, with a value of $55,080,000.		3,299,387

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST LOOMIS SAYLES BOND FUND

Schedule of Investments

As of December 31, 2012

Principal Amount			Value

Securities Lending Collateral — (continued)
$ 1,105,986	Undivided interest of 6.38% in a repurchase agreement (principal amount/value $17,377,120 with a maturity value of $17,377,265) with Merrill Lynch, Pierce, Fenner & Smith, 0.15%, dated 12/31/12, to be repurchased at $1,105,986 on 1/2/13, collateralized by U.S. Treasury, 0.38% - 4.13%, 6/30/13 - 8/15/19, with a value of $17,724,664.	$	1,105,986

3,299,387	Undivided interest of 14.54% in a repurchase agreement (principal amount/value $22,700,000 with a maturity value of $22,700,277) with HSBC Securities (USA) Inc, 0.22%, dated 12/31/12, to be repurchased at $3,299,387 on 1/2/13, collateralized by U.S. Treasury, 0.00% - 10.63%, 8/15/15 - 11/15/42, with a value of $23,154,122.		3,299,387

Principal Amount		Value

Securities Lending Collateral — (continued)
$ 11,991	Undivided interest of 3.47% in a repurchase agreement (principal amount/value $345,797 with a maturity value of $345,800) with Merrill Lynch, Pierce, Fenner & Smith, 0.15%, dated 12/31/12, to be repurchased at $11,991 on 1/2/13, collateralized by Federal National Mortgage Association, 0.50% - 6.00%, 8/9/13 - 4/18/36, with a value of $352,713.	$11,991

TOTAL SECURITIES LENDING COLLATERAL — 2.54% (Cost $11,086,250)		$11,086,250

SHORT TERM INVESTMENTS
1,433,000	Federal Farm Credit Banks Funding Corp
	0.01%, 01/02/2013	1,433,000
12,000,000	International Bank for Reconstruction & Development
	0.03%, 01/03/2013	11,999,980

TOTAL SHORT TERM INVESTMENTS — 3.08% (Cost $13,432,980)		$13,432,980

TOTAL INVESTMENTS — 102.17% (Cost $398,501,492)		$446,241,700

OTHER ASSETS & LIABILITIES, NET — (2.17)%		$(9,492,197)

TOTAL NET ASSETS — 100.00%		$436,749,503

(a)	Adjustable rate security; Interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2012.
(b)	A portion or all of the security is on loan at December 31, 2012.
(c)	Illiquid security; at December 31, 2012, the aggregate cost and fair value of illiquid securities was $17,513,659 and $17,287,143, respectively, representing 3.96% of net assets.
(d)	Restricted security; at December 31, 2012, the aggregate cost and fair value of restricted securities was $43,017,569 and $46,746,507, respectively, representing 10.70% of net assets.
(e)

Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2012. Maturity date disclosed represents final maturity date.

(f)	Security in default on interest payments during the last 12 months. At December 31, 2012, the aggregate fair value of the securities in default was $571,154, representing 0.13% of net assets.
(g)

Security in default; some interest payments received during the last 12 months. At December 31, 2012, the aggregate fair value of the securities in default was $3,639,787, representing 0.83% of net assets.

(h)	Security has no contractual maturity date and pays an indefinite stream of interest.
(i)	Security has no fair value at December 31, 2012.
(j)	The security’s yield to maturity was less than 0.01%.
(k)	Domestic security is fair valued at December 31, 2012.
(l)	Non-income producing security.
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST LOOMIS SAYLES BOND FUND

Schedule of Investments

As of December 31, 2012

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound Sterling
IDR	Indonesian Rupiah
KRW	Korean Won
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Security classes presented herein are not necessarily the same as those used for determining the Fund’s compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of December 31, 2012

Great-West Loomis Sayles Bond Fund

ASSETS:
Investments in securities, fair value (including $10,841,070 of securities on loan)(a)	$446,241,700
Cash	62,103
Cash denominated in foreign currencies(b)	169,259
Dividends and interest receivable	5,408,978
Subscriptions receivable	1,095,671

Total Assets	452,977,711

LIABILITIES:
Payable to investment adviser	334,205
Payable upon return of securities loaned	11,086,250
Redemptions payable	4,807,753

Total Liabilities	16,228,208

NET ASSETS	$436,749,503

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,288,929
Paid-in capital in excess of par	384,063,492
Net unrealized appreciation on investments and foreign currency translations	47,740,951
Undistributed net investment income	15,586
Accumulated net realized gain on investments and foreign currency transactions	1,640,545

TOTAL NET ASSETS	$436,749,503

CAPITAL STOCK:
Authorized	100,000,000
Issued and Outstanding	32,889,286

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$13.28

(a) Cost of investments	$398,501,492
(b) Cost of cash denominated in foreign currencies	$168,516

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Statement of Operations

For the fiscal year ended December 31, 2012

Great-West Loomis Sayles Bond Fund

INVESTMENT INCOME:
Interest	$23,119,451
Income from securities lending	36,714
Dividends	989,558

Total Income	24,145,723

EXPENSES:
Management fees	3,582,603

Total Expenses	3,582,603

NET INVESTMENT INCOME	20,563,120

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	4,578,173
Net change in unrealized appreciation on investments and foreign currency translations	32,685,434

Net Realized and Unrealized Gain on Investments and Foreign Currency	37,263,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,826,727

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2012 and 2011

	2012	2011
Great-West Loomis Sayles Bond Fund

OPERATIONS:
Net investment income	$20,563,120	$19,320,644
Net realized gain	4,578,173	5,965,480
Net change in unrealized appreciation (depreciation)	32,685,434	(9,842,935)

Net Increase in Net Assets Resulting from Operations	57,826,727	15,443,189

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,779,649)	(21,204,310)
From net realized gains	(2,411,154)	–

Total Distributions	(22,190,803)	(21,204,310)

CAPITAL SHARE TRANSACTIONS:
Shares sold	199,775,811	185,527,057
Shares issued in reinvestment of distributions	22,190,803	21,204,310
Shares redeemed	(165,885,048)	(213,049,088)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	56,081,566	(6,317,721)

Total Increase (Decrease) in Net Assets	91,717,490	(12,078,842)

NET ASSETS:
Beginning of year	345,032,013	357,110,855

End of year (a)	$436,749,503	$345,032,013

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	15,365,998	14,577,071
Shares issued in reinvestment of distributions	1,704,774	1,709,891
Shares redeemed	(12,732,907)	(16,807,184)

Net Increase (Decrease)	4,337,865	(520,222)

(a) Including undistributed net investment income:	$15,586	$26,474

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Financial Highlights

Selected data for a share of capital stock of the Fund throughout the periods indicated.

	Fiscal Years Ended December 31,
	2012		2011	2010	2009	2008
Great-West Loomis Sayles Bond Fund - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$12.08		$12.28	$11.64	$8.91	$12.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.67	(a)	0.72	0.81	0.65	0.93
Net realized and unrealized gain (loss)	1.25		(0.17)	0.65	2.71	(3.60)

Total From Investment Operations	1.92		0.55	1.46	3.36	(2.67)

LESS DISTRIBUTIONS:
From net investment income	(0.64)		(0.75)	(0.82)	(0.63)	(0.91)
From net realized gains	(0.08)		–	–	–	(0.06)

Total Distributions	(0.72)		(0.75)	(0.82)	(0.63)	(0.97)

NET ASSET VALUE, END OF YEAR	$13.28		$12.08	$12.28	$11.64	$8.91

TOTAL RETURN(b)	16.03%		4.43%	12.77%	38.46%	(21.74%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$436,750		$345,032	$357,111	$368,286	$285,246
Ratio of expenses to average net assets	0.90%		0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	5.16%		5.11%	5.44%	6.03%	6.24%
Portfolio turnover rate	20%		20%	21%	29%	28%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See Notes to Financial Statements.

Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST LOOMIS SAYLES BOND FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great-West Funds, Inc. (the Great-West Funds) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds changed its name from Maxim Series Fund, Inc. on September 24, 2012 and presently consists of sixty-four funds. Interests in the Great-West Loomis Sayles Bond Fund (the Fund) are included herein and are represented by a separate class of beneficial interest of the Great-West Funds. Effective September 24, 2012, Maxim Loomis Sayles Bond Portfolio’s name changed to Great-West Loomis Sayles Bond Fund. The investment objective of the Fund is to seek high total investment return through a combination of current income and capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of the Great-West Funds.

The Fund offers two share classes, referred to as the Initial Class and Class L. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of the Fund by the number of issued and outstanding shares of each class of the Fund on each business day.

Security Valuation

The value of assets in the Fund is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be model priced or priced on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Fixed income investments are valued using evaluated bid prices from approved pricing services, or in the event a price is not available from a pricing service, may be model priced or priced on the basis of quotations from brokers or dealers.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Annual Report - December 31, 2012

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Fixed Income Investments: Corporate Bonds and Notes; Government and Government Agency Obligations (Domestic and Foreign)

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.

Asset-Backed and Mortgage-Backed Securities

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include new issue data, monthly payment information, collateral performance, and third party real estate analysis.

Municipal Bonds and Notes

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields and material event notices.

Equity Investments:
Common Stock (Domestic and Foreign)	Exchange traded close price, bids, evaluated bids, open and close price of local exchange, exchange rates, fair values based on significant market movement and various index data.

Preferred Stock

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications, exchange prices.

Securities Lending Collateral (Repurchase Agreements)	Maturity date and credit quality.

Short Term Investments	Maturity date and credit quality.

The Fund classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets. The fair value for some Level 2 securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best

Annual Report - December 31, 2012

information available under the circumstances. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data.

As of December 31, 2012, the inputs used to value the Fund’s investments are detailed in the following table. The Fund recognizes transfers between levels as of the beginning of the reporting period. There were no transfers between Levels 1, 2 and 3 during the year.

	Level 1	Level 2	Level 3	Total
Assets
Fixed Income Investments:
Asset-Backed Securities	$—	$441,440	$—	$441,440
Corporate Bonds and Notes	—	266,130,810	2,044,771	268,175,581
Domestic Government and Government Agency Obligations	—	19,977,340	—	19,977,340
Foreign Government Obligations	—	99,510,052	—	99,510,052
Mortgage-Backed Securities	—	193,604	—	193,604
Municipal Bonds and Notes	—	4,811,230	—	4,811,230
Equity Investments:
Domestic Common Stock	9,445,552	—	—	9,445,552
Foreign Common Stock	5,074,533	—	—	5,074,533
Preferred Stock	1,471,650	12,621,488	—	14,093,138
Securities Lending Collateral	—	11,086,250	—	11,086,250
Short Term Investments	—	13,432,980	—	13,432,980

Total Investments(a)	$15,991,735	$428,205,194	$2,044,771	$446,241,700

(a)	Further breakdown of the Fund’s sector and industry classifications is included in the Schedule of Investments.

Risk Factors

Investing in the Fund may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Fund’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Fund to be subject to larger short-term declines in value.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

The Fund may hold bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may be less liquid than the market for higher grade bonds.

Annual Report - December 31, 2012

Restricted and Illiquid Securities

The Fund may own certain investment securities which are restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. These securities are deemed illiquid unless it is otherwise determined that such securities are liquid pursuant to the Board-approved guidelines established in the Great-West Funds’ Policy and Procedures regarding Liquidity.

The Fund may own certain investment securities that have been deemed illiquid because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Foreign Currency Translations and Transactions

The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss on investments and foreign currency transactions and in change in net unrealized appreciation or depreciation on investments and foreign currency translations on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

The Fund, along with certain other funds of the Great-West Funds, may hold repurchase agreement positions as a form of security lending collateral, that are jointly collateralized by various U.S. Government or U.S. Government Agency securities.

Dividends

Dividends from net investment income of the Fund, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Fund, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection.

Annual Report - December 31, 2012

Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Fund’s policy complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

The Fund files U.S. Federal and Colorado tax returns. The statute of limitations on the Fund’s U.S. Federal tax returns remain open for the fiscal years ended 2009 through 2012. The statute of limitations on the Fund’s Colorado tax returns remain open for an additional year.

Application of Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (ASU No. 2011-03). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASU topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASU topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the interim or annual periods beginning on or after December 15, 2011. The Fund adopted ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 did not have an impact on the Fund’s financial position or the results of its operations.

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Fund adopted ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-04 did not have an impact on the Fund’s financial position or the results of its operations.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (ASU No. 2011-11). ASU No. 2011-11 requires an entity to enhance disclosures about financial and derivative instrument offsetting arrangements or similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for interim or annual periods beginning on or after January 1, 2013. The Fund will adopt ASU No. 2011-11 for its fiscal year beginning January 1, 2013. At this time, the Fund is evaluating the impact, if any, of ASU No. 2011-11 on the financial statements and related disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), formerly known as GW Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.90% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses. The Adviser and Great-West

Annual Report - December 31, 2012

Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. The Fund is not responsible for payment of the sub-advisory fees.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as Directors was $238,800 for the year ended December 31, 2012. Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $103,625,717 and $72,861,056, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $19,972,654 and $5,000, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2012, the U.S. Federal income tax cost basis was $398,543,956. The Fund had gross appreciation of securities in which there was an excess of value over tax cost of $58,148,162 and gross depreciation of securities in which there was an excess of tax cost over value of $10,450,418 resulting in net appreciation of $47,697,744.

5. SECURITIES LOANED

The Fund has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Fund receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2012 the Fund had securities on loan valued at $10,841,070 and received collateral of $11,086,250 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral. Additional information regarding the Fund’s securities on loan is included in the Schedule of Investments.

6. DISTRIBUTIONS TO SHAREHOLDERS

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. The differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments and foreign currency reclassifications. The differences have no impact on net assets or the results of operations. The character of dividends and distributions made during the fiscal year from net investment income and/or realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

For the year ended December 31, 2012, the Fund reclassified permanent book and tax differences of:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$ –	$ (794,359)	$ 794,359

Annual Report - December 31, 2012

The tax character of distributions paid during the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$19,779,649	$21,204,310
Long-term capital gain	2,411,154	–

	$22,190,803	$21,204,310

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$37,625
Undistributed capital gains	1,660,970

Net accumulated earnings	1,698,595

Net unrealized appreciation on investments	47,697,744
Net unrealized appreciation on foreign currency translations	743
Capital loss carryforward	–
Post-October losses	–

Tax composition of capital	$49,397,082

Under the Regulated Investment Company Modernization Act of 2010, net capital losses realized in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. For the year ended December 31, 2012, the Fund utilized $1,285,578 and had no unused capital loss carryforwards for federal income tax purposes.

7. TAX INFORMATION (unaudited)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2012, 5% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Annual Report - December 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Great-West Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Loomis Sayles Bond Fund (formerly, Maxim Loomis Sayles Bond Portfolio), one of the funds of Great-West Funds, Inc. (formerly, Maxim Series Fund, Inc.) (the “Great-West Funds”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Great-West Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Great-West Funds is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Great-West Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Loomis Sayles Bond Fund of Great-West Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 22, 2013

Fund Directors and Officers

Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of Great-West Funds’ business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting Great-West Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 64 funds, each of which is a series of Great-West Funds. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of Great-West Funds.

Independent Directors*
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum; President, Ward Lake, Inc.; Manager, 6K Ranch, LLC	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	64	Director, Guaranty Bancorp

Sanford Zisman 8515 East Orchard Road, Greenwood Village, CO 80111 1939	Lead Independent Director	Since 1982	Attorney, Law Firm of Zisman, Ingraham & Mong, P.C.	64	N/A
Interested Directors**
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman, President & Chief Executive Officer	Since 2000 (as Director) Since 2008 (as Chairman) Since 2008 (as President and Chief Executive Officer)	President and Chief Executive Officer, Great- West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of New York, and GWL&A Financial, Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company	64	N/A
Charles P. Nelson 8515 East Orchard Road, Greenwood Village, CO	Director	Since 2008	President, Retirement Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation,	64	N/A

80111 1961			and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, Great-West Capital Management, LLC
Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Legal Counsel & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2011 (as Chief Legal Counsel)

Chief Compliance Officer,

Chief Legal Counsel,

Financial Services, Great-

West Life & Annuity

Insurance Company and

Great-West Life & Annuity

Insurance Company of

New York; Chief

Compliance Officer, U.S.

Operations, The Great-

West Life Assurance

Company, The Canada

Life Assurance Company,

Crown Life Insurance

Company, and London

Life Insurance Company;

Secretary and

Chief Compliance Officer,

GWFS Equities, Inc.;

Chief Compliance Officer,

Advised Assets Group, LLC;

Chief Legal Officer and

Secretary, FASCore, LLC;

Chief Legal Counsel &

Chief Compliance Officer,

Great-West Capital

Management, LLC;

formerly, Secretary, Great-

West Capital Management, LLC

and Great-West Funds

				N/A	N/A
John A. Clouthier	Assistant Treasurer	Since 2007	Director, Fund Administration, Great-	N/A	N/A

8515 East Orchard Road, Greenwood Village, CO 80111 1967			West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC
Jill A. Kerschen 8515 East Orchard Road, Greenwood Village, CO 80111 1975	Assistant Treasurer	Since 2008	Senior Manager, Fund Financial & Tax Reporting, Great-West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010

Assistant Vice President &

Counsel, Great-West Life & Annuity Insurance

Company; Assistant Vice President, Counsel

& Secretary, Great-West Capital Management, LLC; formerly, Assistant

Secretary, Great

-West Capital Management, LLC

and Great-West Funds

				N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Vice President and Treasurer, GWFS Equities, Inc. and Great-West Trust Company, LLC; Chief Financial Officer & Treasurer, Great-West Capital	N/A	N/A

1967			Management, LLC; formerly Investment Operations Compliance Officer, Great-West Capital Management, LLC and Great -West Funds
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Managing Director	Since 2012

Senior Vice President,

Product Management,

Great-West Life & Annuity

Insurance Company;

Manager, Vice

President and

Managing Director,

Advised Assets

Group, LLC;

Managing Director,

Great-West Capital

Management, LLC

				N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Chief Compliance Officer	Since 2011	Managing Counsel, Great-West Life & Annuity Insurance Company; Secretary, Advised Assets Group, LLC; Assistant Chief Compliance Officer, Great-West Capital Management, LLC	N/A	N/A

*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either Great-West Funds or Great-West Capital Management, LLC.

Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.

Availability of Quarterly Fund Schedule

Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $610,000 for fiscal year 2011 and $638,600 for fiscal year 2012.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $79,500 for fiscal year 2011 and $79,500 for fiscal year 2012. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $263,400 for fiscal year 2011 and $0 for fiscal year 2012. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West

1 No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2011 equaled $2,329,700 and for fiscal year 2012 equaled $1,680,600.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds’ sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser.

ITEM 7.       DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.       PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.       CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.       EXHIBITS.

(a) (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 26, 2013

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 26, 2013